UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2016

SUSSEX BANCORP

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	0-29030 (Commission File Number)	22-3475473 (I.R.S. Employer Identification Number)

100 Enterprise Drive

Rockaway, New Jersey 07866
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (844) 256-7328

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 25, 2016, Sussex Bancorp (the “Company”), the holding company for Sussex Bank, issued a press release announcing that its Board of Directors authorized an extension of the Company’s common stock repurchase program (the “Repurchase Program”), under which the Company may repurchase up to 233,000 shares, or approximately 5% of the outstanding shares. Pursuant to the Repurchase Program, on February 25, 2016, the Company entered into a Rule 10b5-1 repurchase plan (the “10b5-1 Plan”). Pursuant to the 10b5-1 Plan, a maximum of 184,000 shares may be repurchased beginning February 26, 2016 until the 10b5-1 Plan expires on February 25, 2017, unless completed sooner or otherwise extended.

A copy of the press release is included as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release, dated February 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSEX BANCORP

Date: February 25, 2016	By:	/s/ Steven M. Fusco
Steven M. Fusco
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated February 25, 2016.